Exhibit 7

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of the undersigned.

Date: March 13, 2024

Name: Rankin Associates HBB, L.P.
By: Rankin Management, Inc., its Managing Partner

By:	/s/ Alfred M. Rankin, Jr.
Alfred M. Rankin, Jr.
President

RANKIN MANAGEMENT, INC.

By:	/s/ Alfred M. Rankin, Jr.
Alfred M. Rankin, Jr.
President

REPORTING PERSONS

By:	/s/ Alfred M. Rankin, Jr.
Alfred M. Rankin, Jr., on behalf of himself, and as:

Attorney-in-Fact for Helen R. Butler*

Attorney-in-Fact for John C. Butler, Jr.*

Attorney-in-Fact for Clara T. Rankin Williams*

Attorney-in-Fact for David B. Williams*

Attorney-in-Fact for Thomas T. Rankin*

Attorney-in-Fact for Corbin K. Rankin*

Attorney-in-Fact for Matthew M. Rankin*

Attorney-in-Fact for Elizabeth B. Rankin*

Attorney-in-Fact for James T. Rankin*

Attorney-in-Fact for Lynne T. Rankin*

Attorney-in-Fact for Thomas Parker Rankin*

Attorney-in-Fact for Claiborne R. Rankin*

Attorney-in-Fact for Chloe O. Rankin*

Attorney-in-Fact for Chloe R. Seelbach*

Attorney-in-Fact for Scott W. Seelbach*

Attorney-in-Fact for Claiborne R. Rankin, Jr.*

Attorney-in-Fact for Julia Rankin Kuipers*

Attorney-in-Fact for Roger F. Rankin*

Attorney-in-Fact for Alison A. Rankin*

Attorney-in-Fact for Alison A. Rankin, as trustee fbo A. Farnham Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor*

Attorney-in-Fact for Alison A. Rankin, as trustee fbo Elisabeth M. Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor*

Attorney-in Fact for Alison A. Rankin as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of A. Farnham Rankin*

Attorney-in-Fact for Alison A. Rankin as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of Elisabeth M. Rankin*

Attorney-in-Fact for 2012 Alison A. Rankin Trust*

Attorney-in-Fact for 2012 Chloe O. Rankin Trust*

Attorney-in-Fact for 2012 Corbin K. Rankin Trust*

Attorney-in-Fact for 2012 Helen R. Butler Trust*

Attorney-in-Fact for 2012 Clara R. Williams Trust*

Attorney-in-Fact for BTR 2012 GST Trust for Helen R. Butler*

Attorney-in-Fact for BTR 2012 GST Trust for Clara R. Williams*

Attorney-in-Fact for BTR 2012 GST Trust for Matthew M. Rankin*

Attorney-in-Fact for BTR 2012 GST Trust for James T. Rankin*

Attorney-in-Fact for BTR 2012 GST Trust for Thomas P. Rankin GST Trust*

Attorney-in-Fact for BTR 2012 GST Trust for Chloe R. Seelbach*

Attorney-in-Fact for BTR 2012 GST Trust for Claiborne R. Rankin, Jr.*

Attorney-in-Fact for BTR 2012 GST Trust for Julia R. Kuipers*

Attorney-in-Fact for BTR 2012 GST Trust for Anne F. Rankin*

Attorney-in-Fact for BTR 2012 GST Trust for Elisabeth M. Rankin*

Attorney-in-Fact for BTR 2020 GST Trust for Helen R. Butler*

Attorney-in-Fact for BTR 2020 GST Trust for Clara R. Williams*

Attorney-in-Fact for BTR 2020 GST Trust for Matthew M. Rankin*

Attorney-in-Fact for BTR 2020 GST Trust for James T. Rankin*

Attorney-in-Fact for BTR 2020 GST Trust for Thomas P. K. Rankin*

Attorney-in-Fact for BTR 2020 GST Trust for Chloe R. Seelbach*

Attorney-in-Fact for BTR 2020 GST Trust for Claiborne R. Rankin, Jr.*

Attorney-in-Fact for BTR 2020 GST Trust for Julia R. Kuipers*

Attorney-in-Fact for BTR 2020 GST Trust for Anne F. Rankin*

Attorney-in-Fact for BTR 2020 GST Trust for Elisabeth M. Rankin*

Attorney-in-Fact for HRB 2020 GST Trust for Clara R. Butler *

Attorney-in-Fact for HRB 2020 GST Trust for Griffin B. Butler*

Attorney-in-Fact for JCB 2020 GST Trust for Clara R. Butler*

Attorney-in-Fact for JCB 2020 GST Trust for Griffin B. Butler*

Attorney-in-Fact for CRW 2020 GST Trust for Margo J. V. Williams*

Attorney-in-Fact for CRW 2020 GST Trust for Helen C. Williams*

*	The power of attorney authorizing the above named individual to act on behalf of each of the foregoing Reporting Persons is included in Exhibit 1 hereto.